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                                                                   EXHIBIT 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-71182 and 333-71104) of Strayer Education, Inc. of our report dated February 13, 2003, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.




                                                      PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP


Washington, D.C.
March 31, 2003